UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21416

John Hancock Tax-Advantaged Dividend Income Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock

Tax-Advantaged Dividend Income Fund

Semiannual Report

4.30.13

Ticker | **HTD**

Portfolio summary

Top 10 Issuers (28.0% of Total Investments on 4-30-13)[1,2]

Bank of America Corp.	4.0%	ONEOK, Inc.	2.5%

DTE Energy Company	3.2%	Atmos Energy Corp.	2.4%

OGE Energy Corp.	2.9%	BB&T Corp.	2.4%

Deutsche Bank	2.9%	Spectra Energy Corp.	2.4%

Wells Fargo & Company	2.9%	JPMorgan Chase & Company	2.4%

Sector Composition[1,3]

Utilities	55.3%	Telecommunication Services	4.9%

Financials	31.0%	Materials	0.2%

Energy	5.9%	Short-Term Investments	2.7%

1 As a percentage of the Fund’s total investments on 4-30-13.

2 Cash and cash equivalents not included.

3 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

6	Tax-Advantaged Dividend Income Fund | Semiannual report

Fund’s investments

As of 4-30-13 (unaudited)

	Shares	Value

Common Stocks 77.9% (51.2% of Total Investments)		$666,013,663

(Cost $483,565,119)

Energy 8.4%		71,669,555

Oil, Gas & Consumable Fuels 8.4%

BP PLC, ADR	187,500	8,175,000

Chevron Corp.	50,000	6,100,500

ConocoPhillips (Z)	142,500	8,614,125

Royal Dutch Shell PLC, ADR	69,000	4,689,930

Spectra Energy Corp. (Z)	1,000,000	31,530,000

Total SA, ADR (Z)	250,000	12,560,000

Materials 0.3%		2,495,260

Metals & Mining 0.3%

Freeport-McMoRan Copper & Gold, Inc. (Z)	82,000	2,495,260

Telecommunication Services 4.7%		40,078,390

Diversified Telecommunication Services 3.1%

AT&T, Inc. (Z)	385,000	14,422,100

Verizon Communications, Inc. (Z)	220,000	11,860,200

Wireless Telecommunication Services 1.6%

Vodafone Group PLC, ADR (Z)	451,000	13,796,090

Utilities 64.5%		551,770,458

Electric Utilities 25.9%

American Electric Power Company, Inc. (Z)	590,000	30,343,700

Duke Energy Corp.	310,000	23,312,000

Entergy Corp. (Z)	204,500	14,566,535

FirstEnergy Corp. (Z)	540,000	25,164,000

Northeast Utilities	657,500	29,804,475

NV Energy, Inc.	40,000	865,200

OGE Energy Corp. (Z)	530,000	38,387,900

The Southern Company (Z)	375,000	18,086,250

UIL Holdings Corp. (C)(Z)	510,000	21,236,400

Xcel Energy, Inc. (Z)	635,000	20,186,650

Gas Utilities 8.5%

AGL Resources, Inc.	100,550	4,409,118

Atmos Energy Corp.	715,000	31,724,550

Northwest Natural Gas Company	85,000	3,779,950

ONEOK, Inc. (C)(Z)	640,000	32,870,400

See notes to financial statements	Semiannual report | Tax-Advantaged Dividend Income Fund	7

	Shares	Value

Multi-Utilities 30.1%

Alliant Energy Corp.	160,000	$8,561,600

Ameren Corp. (Z)	555,000	20,118,750

Black Hills Corp. (Z)	597,000	27,993,330

CH Energy Group, Inc.	335,000	21,764,950

Dominion Resources, Inc. (Z)	420,000	25,905,600

DTE Energy Company	485,000	35,346,800

Integrys Energy Group, Inc. (Z)	485,000	29,856,600

National Grid PLC, ADR (C)(Z)	200,000	12,756,000

NiSource, Inc. (Z)	785,000	24,123,050

Public Service Enterprise Group, Inc. (Z)	360,000	13,179,600

TECO Energy, Inc.	425,000	8,130,250

Vectren Corp. (Z)	780,000	29,296,800

Preferred Securities 69.9% (45.9% of Total Investments)		$597,425,920

(Cost $553,385,958)

Energy 0.6%		5,290,000

Oil, Gas & Consumable Fuels 0.6%

Apache Corp., Series D, 6.000%	125,000	5,290,000

Financials 47.3%		404,048,014

Capital Markets 5.7%

State Street Corp., 5.250%	835,000	21,275,800

The Bank of New York Mellon Corp.,
5.200% (Z)	420,000	10,760,400

The Goldman Sachs Group, Inc., 5.950% (Z)	559,000	14,355,120

The Goldman Sachs Group, Inc., Series B,
6.200% (Z)	92,500	2,367,075

Commercial Banks 18.2%

Barclays Bank PLC, Series 3, 7.100%	30,000	767,700

Barclays Bank PLC, Series 5, 8.125% (Z)	505,000	12,993,650

BB&T Corp., 5.200%	475,000	11,851,250

BB&T Corp., 5.200%	265,000	6,656,800

BB&T Corp., 5.625% (Z)	507,500	13,068,125

HSBC Holdings PLC, 8.000% (C)(Z)	325,000	9,369,750

HSBC Holdings PLC, 8.125% (Z)	50,000	1,289,500

PNC Financial Services Group, Inc., 5.375% (C)(Z)	412,500	10,597,125

PNC Financial Services Group, Inc. (6.125% to
5-1-22, then 3 month LIBOR + 4.067%)	40,000	1,148,000

Royal Bank of Scotland Group PLC, Series L,
5.750% (Z)	855,000	19,724,850

Santander Finance Preferred SA Unipersonal,
Series 10, 10.500% (Z)	277,000	7,642,430

Santander Finance Preferred SA, Series 1,
6.410%	15,500	389,050

Santander Holdings USA, Inc., Series C,
7.300%	111,610	2,830,430

U.S. Bancorp, 5.150%	550,000	13,750,000

U.S. Bancorp (6.500% to 1-15-22, then
3 month LIBOR + 4.468%)	204,500	6,126,820

Wells Fargo & Company, 8.000% (Z)	1,207,000	37,115,250

8	Tax-Advantaged Dividend Income Fund | Semiannual report	See notes to financial statements

	Shares	Value

Consumer Finance 2.0%

HSBC Finance Corp., Depositary Shares,
Series B, 6.360% (Z)	505,000	$12,842,150

SLM Corp., Series A, 6.970% (Z)	74,000	3,694,820

Diversified Financial Services 18.4%

Bank of America Corp., 6.375% (Z)	139,000	3,548,670

Bank of America Corp., 6.625% (Z)	355,000	9,904,500

Bank of America Corp., 6.700% (Z)	500,000	12,820,000

Bank of America Corp., 8.200%	135,000	3,373,650

Bank of America Corp., Depositary Shares,
Series D, 6.204% (Z)	230,000	5,825,900

Bank of America Corp., Series MER,
8.625% (C)(Z)	652,800	16,646,400

Citigroup, Inc., 8.125% (Z)	270,400	8,314,800

Deutsche Bank Capital Funding Trust VIII,
6.375% (Z)	282,000	7,145,880

Deutsche Bank Contingent Capital Trust II,
6.550% (C)(Z)	310,000	8,444,400

Deutsche Bank Contingent Capital Trust III,
7.600% (Z)	797,893	22,580,372

ING Groep NV, 6.200% (Z)	109,100	2,762,412

ING Groep NV, 7.050%	140,000	3,585,400

JPMorgan Chase & Company, 5.450%	200,000	5,050,000

JPMorgan Chase & Company, 5.500% (Z)	870,000	22,106,700

JPMorgan Chase & Company, 8.625% (Z)	140,000	3,571,400

RBS Capital Funding Trust VII, 6.080%	983,000	21,822,600

Insurance 3.0%

MetLife, Inc., Series B, 6.500% (Z)	995,500	25,654,035

Thrifts & Mortgage Finance 0.0%

Federal National Mortgage Association,
Series S, 8.250% (I)	60,000	274,800

Telecommunication Services 2.7%		23,514,656

Diversified Telecommunication Services 1.5%

Qwest Corp., 7.375% (Z)	366,000	9,962,520

Qwest Corp., 7.500% (Z)	120,000	3,285,600

Wireless Telecommunication Services 1.2%

Telephone & Data Systems, Inc., 5.875%	116,635	2,991,686

Telephone & Data Systems, Inc., 6.875% (Z)	243,000	6,475,950

United States Cellular Corp., 6.950%	30,000	798,900

Utilities 19.3%		164,573,250

Electric Utilities 16.3%

Alabama Power Company, Class A, 5.300% (C)(Z)	186,780	4,817,056

Duquesne Light Company, 6.500%	427,000	21,661,710

Entergy Arkansas, Inc., 4.560%	9,388	949,948

Entergy Arkansas, Inc., 6.450%	135,000	3,412,976

Entergy Mississippi, Inc., 4.920%	8,190	841,011

Entergy Mississippi, Inc., 6.250%	197,500	4,949,844

Interstate Power & Light Company, 5.100%	1,156,000	29,512,680

Mississippi Power Company, 5.250%	262,500	6,733,125

See notes to financial statements	Semiannual report | Tax-Advantaged Dividend Income Fund	9

			Shares	Value

Electric Utilities (continued)

NextEra Energy Capital Holdings, Inc., 5.700%			72,500	$1,927,050

PPL Capital Funding, Inc., 5.900%			687,000	17,862,000

PPL Corp., 9.500%			285,000	16,658,250

SCE Trust I, 5.625%			55,000	1,471,250

SCE Trust II, 5.100%			1,118,500	28,186,200

Independent Power Producers & Energy Traders 1.8%

Constellation Energy Group, Inc., Series A,
8.625% (Z)			600,000	15,270,000

Multi-Utilities 1.2%

BGE Capital Trust II, 6.200% (Z)			160,500	4,124,850

DTE Energy Company, 6.500%			130,000	3,615,300

DTE Energy Company, 5.250%			100,000	2,580,000

		Maturity
	Rate (%)	date	Par value	Value

Corporate Bonds 0.4% (0.2% of Total Investments)				$3,353,106

(Cost $3,000,000)

Utilities 0.4%				3,353,106

Southern California Edison Company
(6.25% to 2-1-22, then 3 month LIBOR +
4.199%) (Q)	6.250	2-1-22	$3,000,000	3,353,106

			Par value	Value

Short-Term Investments 4.1% (2.7% of Total Investments)				$34,651,000

(Cost $34,651,000)

Repurchase Agreement 4.1%				34,651,000

Repurchase Agreement with State Street Corp. dated 4-30-13 at 0.010% to be repurchased at $34,651,010 on 5-1-13, collateralized by $35,170,000
U.S. Treasury Notes, 0.625% due 8-31-17 (valued at $35,345,850,
including interest)			$34,651,000	34,651,000

Total investments (Cost $1,074,602,077)† 152.3%			$1,301,443,689

Other assets and liabilities, net (52.3%)				($447,004,122)

Total net assets 100.0%				$854,439,567

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

ADR American Depositary Receipts

LIBOR London Interbank Offered Rate

(C) A portion of this security is segregated as collateral for options overlay. Total collateral value at 4-30-13 was $3,207,080.

(I) Non-income producing security.

(Q) Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.

(Z) A portion of this security is pledged as collateral pursuant to the Credit Facility Agreement. Total collateral value at 4-31-13 was $738,775,665.

† At 4-30-13, the aggregate cost of investment securities for federal income tax purposes was $1,082,551,679. Net unrealized appreciation aggregated $218,892,010, of which $235,950,300 related to appreciated investment securities and $17,058,290 related to depreciated investment securities.

10	Tax-Advantaged Dividend Income Fund | Semiannual report	See notes to financial statements

FINANCIAL STATEMENTS

Financial statements

Statement of assets and liabilities 4-30-13 (unaudited)

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments, at value (Cost $1,074,602,077)	$1,301,443,689
Cash	688
Cash segregated at custodian for swap contracts	3,720,000
Dividends and interest receivable	2,389,720
Other receivables and prepaid expenses	28,709

Total assets	1,307,582,806

Liabilities

Credit facility agreement payable	418,900,000
Payable for cash segregated at custodian for swap contracts	310,000
Payable for investments purchased	25,851,366
Written options, at value (Premiums received $1,409,708)	3,807,900
Swap contracts, at value	3,927,824
Interest payable	235,362
Payable to affiliates
Accounting and legal services fees	20,515
Trustees’ fees	4,485
Other liabilities and accrued expenses	85,787

Total liabilities	453,143,239

Net assets	$854,439,567

Net assets consist of

Paid-in capital	$705,004,523
Undistributed net investment income	3,508,012
Accumulated net realized gain (loss) on investments, options written and
swap agreements	(74,588,564)
Net unrealized appreciation (depreciation) on investments, options written
and swap agreements	220,515,596

Net assets	$854,439,567

Net assets value per share

Based on 37,734,746 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$22.64

See notes to financial statements	Semiannual report | Tax-Advantaged Dividend Income Fund	11

FINANCIAL STATEMENTS

Statement of operations For the six-month period ended 4-30-13
(unaudited)

This Statement of operations summarizes the Fund’s investment income earned, expenses incurred in operating the Fund and net gains (losses) for the period stated.

Investment income

Dividends	$29,670,442
Interest	94,991
Less foreign taxes withheld	(50,172)

Total investment income	29,715,261

Expenses

Investment management fees	4,362,006
Accounting and legal services fees	159,872
Transfer agent fees	13,776
Trustees’ fees	42,746
Printing and postage	50,903
Professional fees	97,548
Custodian fees	38,608
Registration and filing fees	6,513
Interest expense	1,399,065
Stock exchange listing fees	16,221
Other	18,450

Total expenses	6,205,708

Net investment income	23,509,553

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	9,744,039
Written options	(3,981,882)
Swap contracts	(709,366)

5,052,791

Change in net unrealized appreciation (depreciation) of
Investments	78,128,541
Written options	(2,895,027)
Swap contracts	(202,959)

75,030,555

Net realized and unrealized gain	80,083,346

Increase in net assets from operations	$103,592,899

12	Tax-Advantaged Dividend Income Fund | Semiannual report	See notes to financial statements

FINANCIAL STATEMENTS

Statements of changes in net assets

These Statements of changes in net assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Six months
	ended	Year
	4-30-13	ended
	(Unaudited)	10-31-12

Increase (decrease) in net assets

From operations
Net investment income	$23,509,553	$45,156,951
Net realized gain	5,052,791	2,223,674
Change in net unrealized appreciation (depreciation)	75,030,555	80,812,127

Increase in net assets resulting from operations	103,592,899	128,192,752

Distributions to shareholders
From net investment income	(22,301,235)	(44,602,470)

Total increase	81,291,664	83,590,282

Net assets

Beginning of period	773,147,903	689,557,621

End of period	$854,439,567	$773,147,903

Undistributed net investment income	$3,508,012	$2,299,694

Share activity

Shares outstanding
Beginning of period	37,734,746	37,734,746

End of period	37,734,746	37,734,746

See notes to financial statements	Semiannual report | Tax-Advantaged Dividend Income Fund	13

FINANCIAL STATEMENTS

Statement of cash flows 4-30-13

This Statement of cash flows shows cash flow from operating and financing activities for the period stated.

For the
six months
ended
4-30-13
(unaudited)
Cash flows from operating activities

Net increase in net assets from operations	$103,592,899
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Long-term investments purchased	(131,107,492)
Long-term investments sold	110,543,139
Increase in short term investments	(31,565,000)
Increase in dividends and interest receivable	(51,380)
Increase in payable for investments purchased	24,895,766
Decrease in receivable for investments sold	1,636,838
Increase in cash segregated at custodian for swap contracts	(640,000)
Increase in payable for cash segregated at custodian for swap contracts	310,000
Decrease in other receivables and prepaid expenses	43,239
Increase in unrealized depreciation of swap contracts	202,959
Increase in payable for options written	3,695,210
Decrease in payable to affiliates	(46,979)
Decrease in interest payable	(9,697)
Decrease in other liabilities and accrued expenses	(22,226)
Net change in unrealized (appreciation) depreciation on investments	(78,128,541)
Net realized gain on investments	(9,744,039)

Net cash used in operating activities	($6,395,304)

Cash flows from financing activities
Borrowings from credit facility agreement payable	$28,600,000
Distributions to common shareholders	(22,301,235)

Net cash provided by financing activities	$6,298,765

Net decrease in cash	($96,539)

Cash at beginning of period	$97,227

Cash at end of period	$688

Supplemental disclosure of cash flow information

Cash paid for interest	$1,408,762

14	Tax-Advantaged Dividend Income Fund | Semiannual report	See notes to financial statements

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed during the period.

COMMON SHARES
Period ended	4-30-13[1]	10-31-12	10-31-11	10-31-10	10-31-09[2]	12-31-08	12-31-07

Per share operating performance

Net asset value, beginning
of period	$20.49	$18.27	$16.58	$12.87	$12.48	$19.99	$22.90
Net investment income[3]	0.62	1.20	1.20	1.10	0.88	1.13	1.26
Net realized and unrealized
gain (loss) on investments	2.12	2.20	1.60	3.69	0.56	(7.07)	(1.98)
Distributions to Auction
Preferred Shares (APS)*	—	—	—	—	—	(0.15)	(0.41)
Total from
investment operations	2.74	3.40	2.80	4.79	1.44	(6.09)	(1.13)
Less distributions to
common shareholders
From net investment income	(0.59)	(1.18)	(1.12)	(1.09)	(0.83)	(0.99)	(1.19)
From net realized gain	—	—	—	—	—	(0.15)	(0.59)
From tax return of capital	—	—	—	—	(0.23)	(0.44)	—
Total distributions	(0.59)	(1.18)	(1.12)	(1.09)	(1.06)	(1.58)	(1.78)
Anti-dilutive impact of
repurchase plan	—	—	0.01[4]	0.01[4]	0.01[4]	0.16[4]	—
Net asset value, end
of period	$22.64	$20.49	$18.27	$16.58	$12.87	$12.48	$19.99
Per share market value, end
of period	$20.79	$19.07	$16.64	$15.41	$11.35	$10.30	$17.90
Total return at net asset
value (%)[5,6]	13.92[7]	19.64	18.16	39.49	15.34[7]	(29.97)	(4.19)
Total return at market
value (%)[5]	12.40[7]	22.25	15.79	47.01	23.24[7]	(35.46)	(3.32)

Ratios and supplemental data

Net assets applicable to
common shares, end of
period (in millions)	$854	$773	$690	$630	$493	$480	$841
Ratios (as a percentage of
average net assets):
Expenses before reductions	1.61[8]	1.65	1.77[9]	2.03	2.26[8]	2.29	1.27[10]
Expenses net of fee waivers
and credits[11]	1.61[8]	1.62	1.56[9]	1.86	2.01[8]	1.99	0.99[12]
Net investment income	6.09[8]	6.19	6.98	7.37	9.44[8]	7.02	5.65[13]
Portfolio turnover (%)	9	12	16	20	21	29	26

Senior securities

Total value of APS outstanding
(in millions)	—	—	—	—	—	—	$380
Involuntary liquidation
preference per unit
(in thousands)	—	—	—	—	—	—	25
Average market value per unit
(in thousands)	—	—	—	—	—	—	25
Asset coverage per unit[14]	—	—	—	—	—	—	$81,737

See notes to financial statements	Semiannual report | Tax-Advantaged Dividend Income Fund	15

COMMON SHARES
Period ended	4-30-13[1]	10-31-12	10-31-11	10-31-10	10-31-09[2]	12-31-08	12-31-07

Senior securities

Total debt outstanding end of
period (in millions) (Note 8)	$419	$390	$344	$311	$253	$267	—
Asset coverage per $1,000
of APS[15]	—	—	—	—	—	—	$3,212
Asset coverage per $1,000
of debt[16]	$3,040	$2,981	$3,005	$3,030	$2,946	$2,797	—

* Auction Preferred Shares (APS).
1 Six months ended 4-30-13. Unaudited.
2 For the ten-month period ended 10-31-09. The Fund changed its fiscal year end from December 31 to October 31.
3 Based on the average daily shares outstanding.
4 The repurchase plan was completed at an average repurchase price of $15.28, $13.80, $10.29 and $14.92, respectively, for 276,671, 302,900 shares, 173,600 shares and 3,589,570 shares, respectively. The repurchases for the periods ended 10-31-11, 10-31-10, 10-31-09 and 12-31-08 were $4,227,969, $4,178,919, $1,786,938 and $53,556,991, respectively, and had a $0.01, $0.01, $0.01 and $0.16 NAV impact, respectively.
5 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that net investment income, capital gain and return of capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.
6 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
7 Not annualized.
8 Annualized.
9 Includes non-recurring litigation fees which represent 0.02% and 0.14% of average net assets for the years ended 10-31-11 and 10-31-10, respectively. Insurance recovery expense reduction for the year ended 10-31-11 represents 0.11% of average net assets.
10 Ratios calculated on the basis of gross expenses relative to the average net assets of common shares that does not take into consideration expense reductions during the periods shown. Without the exclusion of preferred shares, the annualized ratio of expenses would have been 0.90% for the period ended 12-31-07.
11 Expenses net of fee waivers and credits excluding interest expense were 1.25% (annualized), 1.17%, 1.03%, 1.22%, 1.14% (annualized), 1.12% and 0.99% for the periods ended 4-30-13, 10-31-12, 10-31-11, 10-31-10, 10-31-09, 12-31-08 and 12-31-07, respectively.
12 Ratios calculated on the basis of net expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of expenses would have been 0.70% for the period ended 12-31-07.
13 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of net investment income would have been 4.03% for the period ended 12-31-07.
14 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing that amount by the number of APS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.
15 Asset coverage equals the total net assets plus APS divided by the APS of the Fund outstanding at period end.
16 Asset coverage equals the total net assets plus borrowings divided by the borrowings of the Fund outstanding at period end (Note 8). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

16	Tax-Advantaged Dividend Income Fund | Semiannual report	See notes to financial statements

Notes to financial statements
(unaudited)

Note 1 — Organization

John Hancock Tax-Advantaged Dividend Income Fund (the Fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the Fund uses the following valuation techniques: Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then the securities are valued using the last quoted bid or evaluated price. Options listed on an exchange are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Swaps are marked-to-market daily based upon values from third party vendors, which may include a registered commodities exchange, or broker quotations. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Fund’s Pricing Committee following procedures established by the Board of Trustees, which include price verification procedures. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

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The following is a summary of the values by input classification of the Fund’s investments as of April 30, 2013, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 4-30-13	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Energy	$71,669,555	$71,669,555	—	—
Materials	2,495,260	2,495,260	—	—
Telecommunication
Services	40,078,390	40,078,390	—	—
Utilities	551,770,458	551,770,458	—	—
Preferred Securities
Energy	5,290,000	5,290,000	—	—
Financials	404,048,014	404,048,014	—	—
Telecommunication
Services	23,514,656	23,514,656	—	—
Utilities	164,573,250	107,044,791	$57,528,459	—
Corporate Bonds
Utilities	3,353,106	—	3,353,106	—
Short-Term Investments	34,651,000	—	34,651,000	—

Total Investments in
Securities	$1,301,443,689	$1,205,911,124	$95,532,565	—
Other Financial
Instruments:
Written options	($3,807,900)	($3,807,900)	—	—
Interest rate swaps	($3,927,824)	—	($3,927,824)	—

Repurchase agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the Fund becomes aware of the dividends. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign taxes. The Fund may be subject to withholding tax on income or capital gains or repatriation taxes as imposed by certain countries in which the Fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Overdrafts. Pursuant to the custodian agreement, the Fund’s custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security

18	Tax-Advantaged Dividend Income Fund | Semiannual report

entitlement in any Fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock Funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of October 31, 2012, the Fund has a capital loss carryforward of $71,605,008 available to offset future net realized capital gains which expires on October 31, 2017.

As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends monthly and capital gain distributions, if any, annually.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to derivative transactions and wash sale loss deferrals.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the Fund’s Statement of assets and liabilities and represents the cash on hand at the Fund’s custodian and does not include any short-term investments or cash segregated at custodian for swap contracts.

New accounting pronouncements. In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities and in January 2013, Accounting Standards Update No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an

Semiannual report | Tax-Advantaged Dividend Income Fund	19

enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. These updates may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments.

Note 3 — Derivative instruments

The Fund may invest in derivatives in order to meet its investment objective. The use of derivatives involves risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, the Fund is exposed to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

The Fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the Fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the Fund is held in a segregated account at the Fund’s custodian and is noted in the accompanying portfolio of investments, or if cash is posted, on the Statement of assets and liabilities. As of April 30, 2013, $3,720,000 was posted by the Fund for the benefit of counterparties.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the Fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the Fund’s exposure to such changes. Risks related to the use of options include the loss of the premium, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the Fund purchases an option, the premium paid by the Fund is included in the portfolio of investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the Fund realizes a loss equal to the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the Fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the Fund.

20	Tax-Advantaged Dividend Income Fund | Semiannual report

During the six months ended April 30, 2013, the Fund wrote option contracts to hedge against anticipated changes in securities market. The following tables summarize the Fund’s written options activities during the six months ended April 30, 2013 and the contracts held at April 30, 2013.

	NUMBER OF	PREMIUMS
	CONTRACTS	RECEIVED (PAID)

Outstanding, beginning of period	5,295	$609,525
Options written	16,021	12,469,720
Options expired	(6,595)	(2,047,922)
Options bought back	(13,576)	(9,621,615)
Outstanding, end of period	1,145	$1,409,708

	EXERCISE	EXPIRATION	NUMBER OF
OPTIONS	PRICE	DATE	CONTRACTS	PREMIUM	VALUE

CALLS
NASDAQ 100 Stock Index	$2,765	May 2013	45	$175,465	($561,150)
Philadelphia
Semiconductor Index	420	May 2013	195	120,307	(492,375)
S&P 500 Index	1,550	May 2013	550	1,098,329	(2,692,250)
S&P 500 Index	1,635	May 2013	355	15,607	(62,125)
Total			1,145	$1,409,708	($3,807,900)

Interest rate swaps. Interest rate swaps represent an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals. Swap agreements are privately negotiated in the OTC market or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. A termination payment by the counterparty or the Fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the Fund. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The Fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the six months ended April 30, 2013, the Fund used interest rate swaps in anticipation of rising interest rates. The following table summarizes the interest rate swap contracts held as of April 30, 2013.

	USD	PAYMENTS	PAYMENTS
	NOTIONAL	MADE	RECEIVED	MATURITY
COUNTERPARTY	AMOUNT	BY FUND	BY FUND	DATE	MARKET VALUE

Morgan Stanley	$86,000,000	1.4625%	3-month	Aug 2016	($2,946,448)
Capital Services			LIBOR(a)
Morgan Stanley	86,000,000	0.8750%	3-month	Jul 2017	(981,376)
Capital Services			LIBOR(a)
Total	$172,000,000				($3,927,824)

(a) At 4-30-13, the 3-month LIBOR rate was 0.2731%

Semiannual report | Tax-Advantaged Dividend Income Fund	21

No interest rate swap positions were entered into or closed during the six months ended April 30, 2013.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at April 30, 2013 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS AND	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Equity contracts	Payable for written options,	Written options	—	($3,807,900)
	at value
Interest rate contracts	Unrealized depreciation of	Interest rate	—	($3,927,824)
	swap contracts	swaps
Total			—	($7,735,724)

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2013:

	STATEMENT OF		SWAP
RISK	OPERATIONS LOCATION	WRITTEN OPTIONS	CONTRACTS	TOTAL

Equity contracts	Net realized gain (loss)	($3,981,882)	—	($3,981,882)
Interest rate	Net realized gain (loss)	—	($709,366)	($709,366)
contracts
Total		($3,981,882)	($709,366)	($4,691,248)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2013:

	STATEMENT OF		SWAP
RISK	OPERATIONS LOCATION	WRITTEN OPTIONS	CONTRACTS	TOTAL

Equity contracts	Change in unrealized	($2,895,027)	—	($2,895,027)
	appreciation
	(depreciation)
Interest rate	Change in unrealized	—	($202,959)	($202,959)
contracts	appreciation
	(depreciation)
Total		($2,895,027)	($202,959)	($3,097,986)

Note 4 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the Fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

22	Tax-Advantaged Dividend Income Fund | Semiannual report

Management fee. The Fund has an investment management agreement with the Advisor under which the Fund pays a daily management fee to the Advisor equivalent, on an annual basis, to 0.75% of the Fund’s average daily managed assets (net assets plus borrowings under the Credit Facility Agreement) (see Note 8). The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor, and a subadvisory agreement with Analytic Investors, LLC (“Analytic”). On March 26, 2013, shareholders of the Fund approved a new subadvisory agreement for the Fund between the Advisor and Analytic, which manages the options strategy for the Fund. This was necessary as a result of a change in ownership of Analytic. The new subadvisory agreement is substantially the same as the prior agreement. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the six months ended April 30, 2013 were equivalent to a net annual effective rate of 0.75% of the Fund’s average daily managed assets.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the six months ended April 30, 2013 amounted to an annual rate of 0.02% of the Fund’s average daily managed assets.

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Advisor or its affiliates. Under the John Hancock Group of Funds Deferred Compensation Plan (the Plan), which was terminated in November 2012, certain Trustees could have elected, for tax purposes, to defer receipt of this compensation. Any deferred amounts were invested in various John Hancock funds. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of assets and liabilities. Plan assets will be liquidated in accordance with the Plan documents.

Note 6 — Fund share transactions

In December 2007, the Board of Trustees approved a share repurchase plan, which was subsequently reviewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2012. The current share repurchase plan will remain in effect between January 1, 2013 and December 31, 2013.

During the six months ended April 30, 2013 and the year ended October 31, 2012, the Fund did not repurchase any shares under the repurchase plan.

Note 7 — Leverage risk

The Fund utilizes a Credit Facility Agreement (CFA) to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the CFA and have the potential to benefit or be disadvantaged from the use of leverage. The Advisor’s fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Advisor may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

• the likelihood of greater volatility of net asset value and market price of common shares;

• fluctuations in the interest rate paid for the use of the credit facility;

Semiannual report | Tax-Advantaged Dividend Income Fund	23

• increased operating costs, which may reduce the Fund’s total return;

• the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed; and

• the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the CFA is terminated. Were this to happen, the Fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.

Note 8 — Credit Facility Agreement

The Fund has entered into a CFA with Credit Suisse Securities LLC (CSSU), pursuant to which the Fund borrows money to increase its assets available for investment. In accordance with the 1940 Act, the Fund’s borrowings under the CFA will not exceed 33 1/3% of the Fund’s managed assets (net assets plus borrowings) at the time of any borrowing.

The Fund pledges a portion of its assets as collateral to secure borrowings under the CFA. Such pledged assets are held in a special custody account with the Fund’s custodian. The amount of assets required to be pledged by the Fund is determined in accordance with the CFA. The Fund retains the benefits of ownership of assets pledged to secure borrowings under the CFA. Interest charged is at the rate of three month LIBOR (London Interbank Offered Rate) plus 0.41% and is payable monthly. As of April 30, 2013, the Fund had borrowings of $418,900,000, at an interest rate of 0.68%, which is reflected in the Credit facility agreement payable on the Statement of assets and liabilities. During the six months ended April 30, 2013, the average borrowings under the CFA and the effective average interest rate were $394,430,939 and 0.72%, respectively.

The Fund may terminate the CFA with CSSU at any time. If certain asset coverage and collateral requirements or other covenants are not met, the CFA could be deemed in default and result in termination. Absent a default or facility termination event, CSSU is required to provide the Fund with 270 calendar days’ notice prior to terminating or amending the CFA.

Note 9 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $131,107,492 and $110,543,139, respectively, for the six months ended April 30, 2013.

Note 10 — Industry or sector risk

The Fund will generally invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the Fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the Fund will be less diversified than a more broadly diversified fund, and it may cause the Fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the Fund’s net asset value more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

24	Tax-Advantaged Dividend Income Fund | Semiannual report

Additional information

Unaudited

Investment objective and policy

The Fund’s investment objective is to provide a high level of after-tax total return from dividend income and gains and capital appreciation.

Under normal market conditions, the Fund will invest at least 80% of its assets (net assets plus borrowings for investment purposes) in dividend-paying common and preferred securities that the Advisor believes at the time of acquisition are eligible to pay dividends which, for individual shareholders, qualify for U.S. federal income taxation at rates applicable to long-term capital gains, which are currently taxed to noncorporate taxpayers at a maximum rate of 20% (15% or 0% for individuals in certain tax brackets) (tax-advantaged dividends). Tax-advantaged dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to its common shareholders. The Fund may write (sell) covered call index options on up to 30% of the value of the Fund’s total assets.

Subadvisory Agreement with Analytic Investors, LLC

Analytic Investors, LLC (Analytic) is responsible for formulating and implementing the options strategy for the Fund (Options Strategy). On December 31, 2012, Analytic entered into a transaction with Old Mutual Intermediary, LLC (the Analytic Transaction). As a result of the Analytic Transaction, the prior subadvisory agreement between John Hancock Advisers, LLC (the Advisor) and Analytic terminated upon the closing of the Analytic Transaction as required under the Investment Company Act of 1940, as amended.

At an in-person meeting on December 10–12, 2012, the Board approved a new subadvisory agreement with Analytic and, to ensure continuation of the subadvisory services provided by Analytic to the Fund, the Board also approved an interim subadvisory agreement with Analytic to continue in effect until shareholders of the Fund approve the new subadvisory agreement. The new subadvisory agreement with Analytic was approved by shareholders of the Fund at the Special Meeting of Shareholders held on March 26, 2013. The interim and the new subadvisory agreements are referred to as Analytic Agreement. A description of the Board’s evaluation and recommendation with respect to the Analytic Agreement is set forth below.

Board Consideration of Analytic Agreement

The Board, including all the Independent Trustees, approved the Analytic Agreement at the in-person meeting on December 10–12, 2012. In considering the approval of the Analytic Agreement, the Board took into account certain information and materials relating to Analytic that the Board had received and considered in connection with the annual evaluation of the prior subadvisory agreement between the Advisor and Analytic at the in-person meetings held on May 6–8 and June 3–5, 2012. A discussion of the bases of the Board’s approval of the prior agreement is included in the Fund’s annual shareholder report dated October 31, 2012.

At the December 10–12, 2012 meeting, the Board revisited the factors it previously considered at the May 6-8 and June 3–5, 2012 meetings to the extent relevant to the Analytic Agreement. The Board also took into account other factors that it considered relevant in its evaluation of the Analytic Agreement, including its review of the information provided by Analytic with respect to changes since those meetings and information about the Analytic Transaction.

The Board reviewed the nature, extent and quality of services provided by Analytic, including the quality and depth of the investment professionals having principal investment responsibility for managing the Options Strategy and the capability and the performance record of those

Semiannual report | Tax-Advantaged Dividend Income Fund	25

professionals. The Board considered Analytic’s history and experience providing services to the Fund, including the performance record of the Options Strategy and its effectiveness in reducing the overall volatility of the Fund’s performance. In evaluating the performance of the Options Strategy, the Board noted that it outperformed the options component of the CBOE S&P 500 BuyWrite Index for the year-to-date and one year periods ended September 30, 2012.

In addition to evaluating the nature, extent and quality of services provided by Analytic, the Board reviewed the contractual subadvisory fee rate payable to Analytic with respect to the Fund. The Board noted that the subadvisory fee is paid by the Advisor and not by the Fund and that the Board relies on the ability of the Advisor to negotiate the subadvisory fee at arm’s-length. The Board further noted that neither the advisory fee paid by the Fund nor the subadvisory fee paid by the Advisor will change under the Analytic Agreement.

In evaluating the impact of the Analytic Transaction, the Board noted that no changes were planned to the current portfolio management team or investment approach after the closing of the Analytic Transaction. In addition, the Board considered Analytic’s representations that the Analytic Transaction would provide Analytic with an opportunity to take advantage of full autonomy regarding its business, such as greater latitude to hire and reward investment and research staff and more freedom to pursue market opportunities.

Based on its review, the Board, including the Independent Trustees, determined that the terms of the Analytic Agreement, including the fee rate, were fair and reasonable and in the best interests of the Fund and its shareholders, and unanimously approved the Analytic Agreement.

Dividends and distributions

During the six months ended April 30, 2013, dividends from net investment income totaling $0.5910 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

INCOME
PAYMENT DATE	DIVIDENDS

November 30, 2012	$0.0985
December 31, 2012	0.0985
January 31, 2013	0.0985
February 28, 2013	0.0985
March 28, 2013	0.0985
April 30, 2013	0.0985
Total	$0.5910

Dividend reinvestment plan

The Fund’s Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the Fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the Fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the Fund after June 30, 2011 and holds at least one full share of the Fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

If the Fund declares a dividend or distribution payable either in cash or in common shares of the Fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the Fund’s net asset value per share (NAV), the Fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If

26	Tax-Advantaged Dividend Income Fund | Semiannual report

the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the New York Stock Exchange (NYSE) or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the Fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the Fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the Fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the Fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the Fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell Fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com by clicking on EquityAccess & More. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date, which is three business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com. Click on EquityAccess & More. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the Fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com. Click on EquityAccess & More. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.

Semiannual report | Tax-Advantaged Dividend Income Fund	27

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the Fund.

Effective July 1, 2013, the Plan will be revised to reflect an updated definition of the market price. Under the revised Plan, “market price” will be defined as “the last sale price for the Fund’s shares in the market on that date as of the close of regular trading on the New York Stock Exchange (NYSE), or, if there is no sale in the market on that date or sale prices are not available, then the mean between the closing bid and asked quotations for such shares on such date.” This definition will replace the current definition, stating that “market price” is “the last sale price for the Fund’s shares on the New York Stock Exchange (NYSE) on that date, or, if there is no sale on the NYSE on that date, then the mean between the closing bid and asked quotations for such shares on the NYSE on such date”.

All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 1-800-852-0218, 1-201-680-6578 (For International Telephone Inquiries) and 1-800-952-9245 (For the Hearing Impaired (TDD)).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Computershare
P.O. Box 43006
Providence, RI 02940-3006
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meetings

Special Meeting of Shareholders

The Fund held a Special Meeting of Shareholders at an adjourned session held on March 26, 2013. The following proposal was considered by the shareholders:

Proposal: To approve a new subadvisory agreement for John Hancock Tax-Advantaged Dividend Income Fund between John Hancock Advisers, LLC and Analytic Investors, LLC (the “Agreement”).

Shareholders of the Fund approved the Agreement and the votes cast with respect to this proposal are set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

16,299,037.882	472,378.254	608,726.731	2,919,818.000

28	Tax-Advantaged Dividend Income Fund | Semiannual report

Annual Meeting of Shareholders

The Fund held its Annual Meeting of Shareholders on November 9, 2012. The following proposal was considered by the shareholders:

Proposal: Election of thirteen (13) Trustees to serve until the expiration of their respective terms as shown below.

Each nominee was elected by the Fund’s shareholders and the votes cast with respect to each Trustee are set forth below:

For a Term to Expire in 2016:
	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE

Independent Trustees
Deborah C. Jackson	33,565,855	639,458
James M. Oates	33,562,903	642,410
Steven R. Pruchansky	33,585,679	619,634
Non-Independent Trustee
Craig Bromley	33,469,466	735,847

For a Term to Expire in 2015:
	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE

Independent Trustees
Charles L. Bardelis	33,578,296	627,017
Peter S. Burgess	33,560,510	644,803
Theron S. Hoffman	33,600,410	604,903
Non-Independent Trustee
Warren A. Thomson	33,601,166	604,147

For a Term to Expire in 2014:
	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE

Independent Trustees
William H. Cunningham	33,543,658	661,655
Grace K. Fey	33,605,042	600,271
Hassell H. McClellan	33,555,342	649,971
Gregory A. Russo	33,585,013	620,300
Non-Independent Trustee
James R. Boyle	33,611,390	593,923

Portfolio manager change

Effective February 4, 2013, the portfolio management team at John Hancock Asset Management a division of Manulife Asset Management (US) LLC has changed as follows: Lisa Welch no longer serves on the portfolio management team responsible for managing the Fund. Gregory Phelps and Mark Maloney, who have served on the portfolio management team for the Fund since its inception, continue to serve on the team responsible for the management of the underlying portfolio.

Semiannual report | Tax-Advantaged Dividend Income Fund	29

More information

Trustees	Officers	Investment advisor
James M. Oates,	Hugh McHaffie	John Hancock Advisers, LLC
Chairman	President
Steven R. Pruchansky,		Subadvisors
Vice Chairman	Andrew G. Arnott	John Hancock Asset Management
Charles L. Bardelis*	Executive Vice President	a division of Manulife Asset
James R. Boyle†		Management (US) LLC
Craig Bromley†	Thomas M. Kinzler
Peter S. Burgess*	Secretary and Chief Legal Officer	Analytic Investors, LLC
William H. Cunningham
Grace K. Fey	Francis V. Knox, Jr.	Custodian
Theron S. Hoffman*	Chief Compliance Officer	State Street Bank and
Deborah C. Jackson		Trust Company
Hassell H. McClellan	Charles A. Rizzo
Gregory A. Russo	Chief Financial Officer	Transfer agent
Warren A. Thomson†		Computershare Shareowner
	Salvatore Schiavone	Services, LLC
*Member of the	Treasurer
Audit Committee		Legal counsel
†Non-Independent Trustee		K&L Gates LLP

Stock symbol
Listed New York Stock
Exchange: HTD

For shareholder assistance refer to page 28

You can also contact us:
	1-800-852-0218	Regular mail:
	jhfunds.com	Computershare
P.O. Box 43006
Providence, RI 02940-3006

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

30	Tax-Advantaged Dividend Income Fund | Semiannual report

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

P13SA 4/13
MF142247	6/13

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.

(b)

			Total number of	Maximum number of
	Total number of		shares purchased	shares that may yet
	shares	Average price	as part of publicly	be purchased under
Period	purchased	per share	announced plans*	the plans

Nov-12	-	-	-	3,773,475

Dec-12	-	-	-	3,773,475*

Jan-13	-	-	-	3,773,475

Feb-13	-	-	-	3,773,475

Mar-13	-	-	-	3,773,475

Apr-13	-	-	-	3,773,475

Total	-	-

*In December 2007, the Trustees approved a share repurchase plan, which has been subsequently reviewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2012. The plan renewed by the Board in
December 2012 will remain in effect between January 1, 2013 and December 31, 2013.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Tax-Advantaged Dividend Income Fund

By:	/s/ Hugh McHaffie
------------------------------
Hugh McHaffie
President

Date:	June 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hugh McHaffie
-------------------------------
Hugh McHaffie
President

Date:	June 26, 2013

By:	/s/ Charles A. Rizzo
-----------------------
Charles A. Rizzo
Chief Financial Officer

Date:	June 26, 2013